SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                               February 18, 1999

                              METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                    (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


                         Delaware 033-99514 41-1810301
(State of Incorporation) (Commission File Number) (IRS Employer Identification
                                                   No.)



       600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.      Financial Statements and Exhibits

             Ex. 20a       Series 1996-1 January Certificateholders' Statement

             Ex. 20b       Series 1997-1 January Certificateholders' Statement

             Ex. 20c       Series 1997-2 January Certificateholders' Statement

             Ex. 20d       Series 1998-2 January Certificateholder's Statement

             Ex. 20e       Series 1998-3 January Certificateholder's Statement


                                   SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            METRIS RECEIVABLES, INC.



                                     By /s/
                                           Paul T. Runice
                                           Treasurer




Dated:  February 18, 1999